Exhibit 10.1

TLGY Acquisition Corporation

JOINDER AGREEMENT

to

INSIDER LETTER DATED NOVEMBER 30, 2021

Reference is hereby made to that certain Letter Agreement, dated November 30, 2021 (the “Insider Letter”), by and among TLGY Acquisition Corporation (the “Company”), its officers, directors and certain securityholders, and TLGY Sponsors LLC (the “Sponsor”).

Pursuant to and in accordance with Section 7(c) of the Insider Letter, the undersigned hereby acknowledge that they have received and reviewed a complete copy of the Insider Letter and agree that upon execution of this Joinder Agreement, the undersigned shall be bound by the transfer restrictions set forth in Section 7 of the Insider Letter applicable to the Sponsor as though original parties to the Insider Letter.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Joinder Agreement as of June 20, 2024.

UNDERSIGNED:

CPC Sponsor Opportunities I, LP

By:	/s/ Edward Tsun-Wei Chen
Name: Edward Tsun-Wei Chen
Title: Authorized Signatory

CPC Sponsor Opportunities I (Parallel), LP

By:	/s/ Edward Tsun-Wei Chen
Name: Edward Tsun-Wei Chen
Title: Authorized Signatory